UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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Exchange Act of 1934

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MEDLEY CAPITAL CORPORATION
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Stronger Together Medley Capital Corporation, Sierra Income Corporation and Medley Management Inc. Merger Overview January 2019

Important Notices

This presentation contains “forward-looking” statements, including statements regarding the proposed transactions. Such forward-looking statements reflect current views with respect to future events and financial performance, and each of Sierra Income Corporation (“Sierra”), Medley Capital Corporation (“MCC”) and Medley Management Inc. (“MDLY”) may make related oral forward-looking statements on or following the date hereof. Statements that include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this material or similar oral statements for purposes of the U.S. federal securities laws or otherwise. Because forward-looking statements, such as the date that the parties expect the proposed transactions to be completed and the expectation that the proposed transactions will provide improved liquidity for Sierra, MCC, and MDLY stockholders and will be accretive to net investment income for both Sierra and MCC, include risks and uncertainties, actual results may differ materially from those expressed or implied and include, but are not limited to, those discussed in each of Sierra’s, MCC’s and MDLY’s filings with the Securities and Exchange Commission (the “SEC”), and (i) the satisfaction or waiver of closing conditions relating to the proposed transactions described herein, including, but not limited to, the requisite approvals of the stockholders of each of Sierra, MCC, and MDLY, Sierra successfully taking all actions reasonably required with respect to certain outstanding indebtedness of MCC and MDLY to prevent any material adverse effect relating thereto, certain required approvals of the SEC and the Small Business Administration, the necessary consents of certain third-party advisory clients of MDLY, and any applicable waiting period (and any extension thereof) applicable to the transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated, (ii) the parties’ ability to successfully consummate the proposed transactions, and the timing thereof, and (iii) the possibility that competing offers or acquisition proposals related to the proposed transactions will be made and, if made, could be successful. Additional risks and uncertainties specific to Sierra, MCC and MDLY include, but are not limited to, (i) the costs and expenses that Sierra, MCC and MDLY have, and may incur, in connection with the proposed transactions (whether or not they are consummated), (ii) the impact that any litigation relating to the proposed transactions may have on any of Sierra, MCC and MDLY, (iii) that projections with respect to dividends may prove to be incorrect, (iv) Sierra’s ability to invest our portfolio of cash in a timely manner following the closing of the proposed transactions, (v) the market performance of the combined portfolio, (vi) the ability of portfolio companies to pay interest and principal in the future; (vii) the ability of MDLY to grow its fee earning assets under management; (viii) whether Sierra, as the surviving company, will trade with more volume and perform better than MCC and MDLY prior to the proposed transactions; and (ix) negative effects of entering into the proposed transactions on the trading volume and market price of the MCC’s or MDLY’s common stock.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Joint Proxy Statement/Prospectus (as defined below) relating to the proposed transactions, and in each of the public filings of MCC, Sierra, and MDLY, including the the “Risk Factors” sections of each of Sierra’s, MCC’s and MDLY’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The forward- looking statements in this presentation represent Sierra’s, MCC’s and MDLY’s views as of the date of hereof. Sierra, MCC and MDLY anticipate that subsequent events and developments will cause their views to change. However, while they may elect to update these forward-looking statements at some point in the future, none of Sierra, MCC or MDLY have the current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing Sierra’s, MCC’s or MDLY’s views as of any date subsequent to the date of this material.

2

3 3 Important Information and Where to Find It In connection with the proposed transactions, Sierra has filed with the SEC a Registration Statement on Form N - 14 that includes a joint proxy statement ( collectively, the “Joint Proxy Statement/Prospectus”) of Sierra, MCC, and MDLY . The Joint Proxy Statement/Prospectus, as applicable, was first mailed or otherwise delivered to stockholders of Sierra, MCC, and MDLY on or about December 21 , 2018 . INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT SIERRA, MCC, AND MDLY, THE PROPOSED TRANSACTIONS AND RELATED MATTERS, INCLUDING THE INVESTMENT STRATEGIES, RISKS AND EXPENSES OF SIERRA AND MCC . Investors and security holders can obtain the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Sierra, MCC, and MDLY, free of charge, from the SEC’s web site at www . sec . gov and from Sierra’s website (www . sierraincomecorp . com), MCC’s website (www . medleycapitalcorp . com), or MDLY’s website (www . mdly . com) . Investors and security holders may also obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC from Sierra, MCC, or MDLY by contacting Sam Anderson, Medley’s Investor Relations contact, at 212 - 759 - 0777 . Participants in the Solicitation Sierra, MCC, and MDLY and their respective directors, executive officers, other members of their management, employees and other persons may be deemed to be participants in the solicitation of proxies in connection with the proposed transactions . Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Sierra, MCC, and MDLY stockholders in connection with the proposed transactions is set forth in the Joint Proxy Statement/Prospectus filed with the SEC . More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Joint Proxy Statement/Prospectus and in other relevant materials that may be to be filed with the SEC . These documents may be obtained free of charge from the sources indicated above . No Offer or Solicitation The information in this presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended . Important Notices

Key Transaction Highlights

The combination of Sierra Income Corp. ("Sierra"), Medley Capital Corp. ("MCC") and Medley Management Inc. ("MDLY") will create a leading, publicly-traded internally managed BDC

MEDLEY CAPITAL CORPORATION + SIERRA INCOME CORPORATION + MEDLEY

1 **Creates the 2nd largest internally managed and 9th largest publicly traded Business Development Company ("BDC")[1]**

- ~$2 billion of assets on balance sheet and ~$5 billion of AUM including third-party capital[2]

2 **Creates a single, larger, diversified balance sheet**

- Increased size and diversification with potential for broader access to financing markets and lower financing costs over time
- Lower non-accruals and safer, more diversified portfolio expected
- Simplified structure

3 **Potential to increase liquidity for shareholders of Sierra, MCC and MDLY**

- Single larger BDC with ~92% of shares in free float and expected $1.1 billion of NAV
- Sierra Common Stock to be listed on the NYSE at the time of closing

4 **Expected to be accretive to Net Investment Income ("NII") per share for Sierra and MCC**

- Expected to be 15.7% accretive for Sierra shareholders and 29.8% accretive to MCC shareholders and 18.5% accretive to MCC shareholders assuming flat MDLY earnings
- NII accretion expected to drive increased dividend and stronger dividend paying capacity than standalone MCC

5 **Potential upside to future valuation as a result of internalization – operational efficiency from simplified structure**

- Potential higher valuation multiples for internally versus externally-managed publicly traded BDCs based on observed price-to-NAV ratios over 1-, 3- and 5-year periods[1]
- Greater board independence (five out of the six directors on the board of the Combined Company will be independent)
- Increased operational efficiency
- Asset management subsidiary has the potential to drive growth in NII and NAV over time

Source: Management, Joint Proxy Statement/Prospectus, MDLY 10-Q
1. SNL Financial as of January 2, 2019.
2. Estimates of Sierra's post-merger financial position are based on the Joint Proxy Statement/Prospectus.

4

5 Benefits of Transaction for MCC Shareholders vs. Status Quo Expected Key Benefits of Completing Transaction  Improved corporate governance through internalization of management  30% increase in distributions to MCC shareholders  Potential significant accretion to NII  Potential upside to future valuation as a result of internalization and investment strategy  Larger, more diversified portfolio and balance sheet  Simplified structure drives operating efficiency  Potentially increased liquidity, size and scale Key Risks of Terminating Transaction □ Potential for reduced dividend □ Potential for continued greater valuation discount □ Increased standalone credit risk vs. Combined Company □ Standalone business is less efficient than Combined Company MCC shareholders are better positioned within the Combined Company 1 Source: Management, Joint Proxy Statement/Prospectus. 1. Combined Company defined as the result of the Merger of MCC into Sierra and the acquisition of MDLY by Sierra; MDLY to operat e a s a subsidiary of Sierra.

6 6 Review of Independent Decision Framework x Three Special Committees were formed and consisted solely of independent directors x Three independent financial advisors provided their respective Special Committee with independent advice and a fairness opinion x Three independent law firms with deep institutional knowledge advised their respective independent Special Committee on the transaction x MCC and Sierra independent directors conduct ongoing and thorough review of the investment manager x MCC Special Committee conducted an independent and extensive consideration of the transaction, its anticipated benefits and the standalone alternative x After significant negotiations, the three Special Committees unanimously recommended the transaction Source: Management, Joint Proxy Statement/Prospectus Independent Special Committees drove comprehensive and independent decision making processes at MCC, MDLY and Sierra x x x x x x

7 Independent Special Committees and Advisors MDLY MCC Sierra Special Committees of Independent Directors • Arthur Ainsberg (Chair) • Karin Hirtler - Garvey • John Mack • Mark Lerdal • Oliver T. Kane (Chair) • Stephen R. Byers • Valerie Lancaster - Beal • Jeffrey Leeds (Chair) • Guy Rounsaville • James Eaton Legal Counsel to Special Committees • Kramer Levin Naftalis & Frankel LLP • Sullivan & Worcester LLP • Potter Anderson & Corroon LLP Financial Advisors to Special Committees • Sandler O’Neill & Partners L.P. • Broadhaven Capital Partners, LLC • Barclays Capital Inc. Three Special Committees, comprised solely of independent directors, received independent fairness opinions and counsel from their respective financial and legal advisors Source: Management, Joint Proxy Statement/Prospectus Note: A summary of the deal process and timeline can be found in the joint proxy statement/prospectus, pages 57 – 84.

Key Corporate Governance Highlights

The Combined Company will feature improved corporate governance and management aligned with shareholders

- Board composition consistent with industry best practices - greater independence (5 out of 6 directors will be independent)
- Single class of BDC common stock replaces MCC, Sierra and both classes of MDLY shares
- Streamlined corporate governance through internalization of management
- Medley LLC Unitholders will roll 100% of their after-tax equity value into the Combined Company, which will be subject to a 12-month lock-up period, and result in management ownership of 7.7% of the single class of Sierra common stock alongside public shareholders
- Medley LLC Unitholders to forgo all payments that would be due to them under the existing Tax Receivable Agreement with MDLY for the benefit of the Combined Company

Source: Management, Joint Proxy Statement/Prospectus

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9 1. Medley Platform

10 Medley Platform Overview Source: Management, MDLY 10 - Q Note: As of September 30, 2018. Structured Credit Tactical Opportunities Direct Lending • Lending solutions for private, middle market companies in the U.S. • National direct origination franchise • Medley leads origination , underwriting and credit management • Investing in CLO equity issued by top tier managers • Secondary markets investing in CLO equity and related securities • Capability to sponsor and issue Medley - branded CLOs Corporate Credit • Primarily focused on syndicated middle market corporate credit • Typically larger borrowers than direct lending • Structured capital solutions • Leverages direct lending and institutional deal sourcing capabilities • Private equity risk - reward profile Diversified alternative asset manager with approximately $4.8 billion of assets under management and synergies between business units (deal flow, ideas, relationships, experience)

11 • Results have been strong - New origination post 2015 has experienced 0.02% of annualized realized losses 1 - Two non - accruals out of 113 loans originated since the beginning of 2015 2 - Only 2% of all realized and unrealized losses at MCC over the last 3 years are attributable to loans made since 2015 3 - Since 2015, Medley has raised over $1.5 billion of capital across the platform from leading global institutional investors • Significant structural and personnel changes - New Head of Investing - New Head of Risk - Separation of Origination and Underwriting - Re - composition of the Investment Committees - Added new senior credit and investing professionals in 2015 and 2016 2015 Investment Strategy Shift Overview Beginning in 2015, the Medley lending platform shifted its focus to first lien loans provided to larger , sponsor backed borrowers Source: Management, MDLY 10 - Q. Past performance is not indicative of future results. 1. Annualized loss utilizes the loss for each realized investment over total capital invested during the life of the investment. Re presents a Combined Company metric. 2. Represents a Combined Company metric . 3. Reflects $248.2 million of asset net losses from 2014 and earlier vintages and $ 6.3 million of asset net losses from 2015 and later at MCC. For MCC’s returns (and information on realized and unrealized losses) for loans made prior to 2015, see 10 - K and other public filings during such prior periods.

12 63% 32% 5% 93% 5% 2% 75% 25% 2015 Investment Strategy Shift – Impact on Portfolio Sponsored vs. Non - Sponsored 1 Source: Management Note: Past performance is not indicative of future results . For information about past performance prior to 2015 and since inception, see the public filings for Sierra and MCC. 1. Percentages based on sum of original commitment amounts . CY 2014 First Lien Second Lien Structured Products Equity/Warrants LTM 9/30/18 C Y 2014 LTM 9/30/18 Sponsored Non - Sponsored Structured Products 88% 1% 4% 7% Current combined portfolio composition at Medley demonstrates the shift to larger, sponsor - backed borrowers Investment Type 1

13 2.65% 0.00% 2014 Vintage and Earlier 2015 Vintage and Later 2.05% 0.02% 2014 Vintage and Earlier 2015 Vintage and Later MCC IRR 1 Combined Company IRR 1 MCC Annualized Loss Rate 2 Combined Company Annualized Loss Rate 2 2015 Investment Strategy Shift – Portfolio Performance Source: Management Note: Portfolio data as of September 30, 2018. Past performance is not indicative of future results. For information about past performance prior to 2015 and since inception, see the public filings for Sierra and MCC . The portfolio data for the Combined Company refers to the combined portfolio of MCC and Sierra as though they were combined du ring the referenced period. 1. IRR includes both realized and unrealized investments and excludes the impact of base management fees, incentive fees and oth er fund related expenses. For realized investments, the investment returns were calculated based on the actual cash outflows and inflows for each respective investment and include all interest, princi pal and fee note repayments, dividends and transaction fees, if applicable. For unrealized investments, the investment returns were calculated based on the actual cash outflows and inflows for each respect ive investment and include all interest, principal and fee note repayments, dividends and transaction fees, if applicable. The investment return assumes that the remaining unrealized portion of the inv est ment is realized at the investment’s most recent fair value, as calculated in accordance with GAAP. There can be no assurance that the investments will be realized at these fair values and actual results ma y differ significantly. 2. Annualized loss utilizes the loss for each realized investment over total capital invested during the life of the investment. 6.1% 11.6% 2014 Vintage and Earlier 2015 Vintage and Later 5.4% 10.4% 2014 Vintage and Earlier 2015 Vintage and Later Performance on loans originated since the beginning of 2015 has been strong

Improved Senior Secured Asset Mix and Industry Diversification

The Pro Forma Combined Company is more diversified with improved asset mix

MCC Investment Type[1]

Number of Borrowers: 114



75%
7%
1%
17%
First Lien
Second Lien
Unsecured Debt
Equities/Warrants

Combined Company Investment Type[1]

Number of Borrowers: 166



75%
11%
10%
4%
First Lien
Second Lien
Equity/Warrants
Structured Products

MCC Industry Mix[1]



14%
14%
12%
10%
7%
7%
6%
5%
4%
3%
18%
Services: Business
Construction & Building
Multisector Holdings
High Tech Industries
Healthcare & Pharmaceuticals
Energy: Oil & Gas
Aerospace & Defense
Hotel, Gaming & Leisure
Containers, Packaging & Glass
Banking, Finance, Insurance & Real Estate
Other (Includes 11 Industries)

Combined Company Industry Mix[1]



13%
10%
10%
7%
6%
5%
5%
4%
4%
32%
Services: Business
High Tech Industries
Healthcare & Pharmaceuticals
Construction & Building
Aerospace & Defense
Banking, Finance, Ins & RE
Energy: Oil & gas
Wholesale
Automotive
Adv, Printing & Publishing
Other (Includes 18 Industries)

Source: Management, MCC filings, Sierra filings
Note: Portfolio data as of September 30, 2018 based on fair market value. Numbers may not foot due to rounding. Past performance is not indicative of future results.
1. Based on fair market value and includes on-book and SLS JV portfolio.

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15 Regulatory Leverage 1 Non - Accrual 4 & 5 Rated Credits Improved Portfolio Credit Quality Source: Management , Joint Proxy Statement/Prospectus Note: Portfolio data as of September 30, 2018 based on fair market value. Numbers may not foot due to rounding. Past performa nce is not indicative of future results. 1. Regulatory Leverage as calculated according to the Investment Company Act . Reflects adjustment to account for TRS debt included in regulatory leverage calculation at Sierra and SBIC debt excluded from regulatory leverage calculation at MCC. Key credit and portfolio metrics of the Pro Forma Combined Company are better 7.34% 5.32 % MCC Combined Company 7.74% 5.32 % MCC Combined Company 0.89 x 0.66 x MCC Combined Company

16 1.41x 2.36x 0.75x 0.59x 1.19x 1.17x 0.00x 0.50x 1.00x 1.50x 2.00x 2.50x Non-Deal Dependent Coverage of Interest & Dividends Non-Deal Dependent Coverage of Interest Debt / ATE Standalone MCC Pro Forma Combined Company 13.5% 22.2% 19.7% 0.0% 0.00x 5.00x 10.00x 15.00x 20.00x 25.00x Non-Accruals as a % of Cost Secured Debt / Gross Assets Standalone MCC Pro Forma Combined Company Rating Agency Credit Metrics Improvement (Current MCC Israeli S&P Credit Rating of iLA - ) The Combined Company’s pro forma leverage , profitability and asset quality metrics, as calculated using S&P’s rating methodology, are expected to improve compared to MCC standalone 1 Source: Management, Joint Proxy Statement/Prospectus; As of September 30, 2018; Utilizes estimated based on current S&P published rat ing methodology 1. Source of calculations: S&P Global Ratings: Nonbank Financial Institution Rating Methodology (Jan. 15, 2019). 2. Based on S&P Israeli Rating Report issued 12/18/2018 based on 9/30/18 financials of MCC. 3. There can be no assurance of any upgrade in credit rating . Improved credit metrics do not guarantee a credit rating improvement and pro forma calculations assume no other changes otherwise affecting the rating. Maximum change in interest rate is capped at 1.25%. MCC vs. Pro Forma Combined Company Using S&P Metrics 2 Credit Metric Comparison Summary 0.66x 0.79x 0.89x 1.31x -0.50x 0.50x 1.50x 2.50x Debt / NAV (excluding SBA) Total Debt / NAV The Combined Company’s 2024 Israeli note’s interest rate adjusts based on the borrower’s credit rating; each rating notch upgrade will reduce the interest rate by 25bps, providing immediate earnings improvement to the Combined Company 3

17 2. Transaction Summary

18 Transaction Summary Source: Joint Proxy Statement/Prospectus 1. Estimates of Sierra’s post - merger financial position are based on the publicly reported financial information of Sierra, MCC and MDLY as o f September 30 , 2018 in the Joint Proxy Statement/Prospectus. 2. Regulatory Leverage as calculated according to the Investment Company Act . Reflects adjustment to account for TRS debt included in regulatory leverage calculation at Sierra and SBIC debt excluded from regulatory leverage calculation at MCC. Structure • C ombination of Sierra, MCC and MDLY through two transactions: − Merger of MCC into Sierra; and − Acquisition of MDLY by Sierra; MDLY will operate as a subsidiary of Sierra MCC Consideration • Each MCC share will be converted into 0.8050 shares of Sierra Common Stock MDLY Consideration • Each share of MDLY Class A Common Stock will receive 0.3836 shares of Sierra Common Stock, $3.44 per share of cash consideration and $0.65 per share special cash dividends • Medley LLC Unitholders will convert their units into MDLY Class A Common Stock and will receive for each MDLY Class A Common Stock 0.3836 shares of Sierra Common Stock, $3.44 per share of cash consideration and a $0.35 per share special cash dividend • Medley LLC Unitholders will roll approximately 100% of after - tax proceeds from the transaction into equity ownership in the Combined Company • Medley LLC Unitholders have agreed to forgo all payments that would be due to them under the existing Tax Receivable Agreement with Medley for the benefit of the Combined Company Balance Sheet / Leverage • Pro Forma Sierra statistics 1 : − Assets of ~$2 billion − NAV per share of $7.06 − Regulatory leverage of 0.66x 2 Key Approvals • Shareholder approvals at MCC, Sierra and MDLY (MCC, Sierra and MDLY need majority of outstanding shares for the vote; MCC also requires approval of a majority of non - affiliated shareholders for the vote) • SEC Approval Governance • Combined Company Board will consist of 5 independent directors (3 from Sierra; 2 from MCC) and one management director Listing • Sierra Common Stock to be listed on the NYSE at the time of closing Timing • Expected to close in early 2019

19 Simplified Corporate Structure Current Structure Pro Forma Sierra Structure Combined Company (NYSE: SRA) Merger Sub Medley LLC Advisory Contracts Other Advisory Entities Private Funds and SMAs, Etc. Combined Sierra and MCC Portfolio Advisory Contract MCC Advisors Source: Joint Proxy Statement/Prospectus Sierra Advisory Contract SIC Advisors Other Advisory Entities Private Funds and SMAs, Etc. MDLY (NYSE: MDLY) Unitholders Medley LLC MCC (NYSE: MCC) MCC Advisors Advisory Contract Advisory Contracts

20 MCC Share Performance Since Merger Announcement Source: Bloomberg as on January 2, 2019 Note: There can be no assurance as to how the Combined Company’s common stock will trade. 1. Includes BKCC, CPTA, FDUS, GAIN, MRCC, OCSI, SUNS, TCRD, TPVG (defined as externally - managed BDCs in the Wells Fargo BDC Index with $ 500 million – 1 billion in total assets). 2. Includes MAIN, HTGC (defined as internally - managed BDCs in the Wells Fargo BDC Index with more than $1 billion in assets). MCC relative stock p rice h as o utperformed p eers f ollowing the deal a nnouncement, but has fallen following the launch of a campaign by activist shareholders 1 75% 80% 85% 90% 95% 100% 105% 110% 115% 120% 125% 130% 135% Aug-2018 Sep-2018 Oct-2018 Nov-2018 Jan-2019 Indexed Price MCC Externally Managed BDC's¹ Internally Managed BDC's² (9.2)% (9.9)% (16.4)% 1 2 MCC traded up 12%+ following announcement (1 - week) vs BDC peers... ...then traded approximately in - line with peers, decreasing 9% (peers down 8%) 3 MCC is down 18% (peers down 2%) since Roumell, FrontFour , Moab and BLR launched their campaign Roumell Letter FrontFour Letter Moab Letter BLR Letter

21 3. Transaction Benefits

22 $ 0.50 $ 0.58 $ 0.36 $ 0.47 Standalone 2019E Sierra PF 2019E Sierra Standalone 2019E MCC PF 2019E MCC Expected Accretion to Shareholders Source: Joint Proxy Statement /Prospectus, Management. MCC, Sierra and MDLY estimates per Management 1. Financial projections for MDLY, MCC and Sierra per Management. Income and dividend expectations are uncertain and there can be no assurances as to the extent of any income generated by the Combined Company or the level of any dividends to be paid , if any . 2. NII per share accretion assumes projected MDLY earnings. Merger is expected to result in an estimated 18.5% accretion of NII per share for MCC shareholders assuming flat MDLY earnings . Substantial earnings and dividend accretion expected for MCC and Sierra shareholders Pro Forma Earnings Accretion 1 15.7% 29.8% 2

Expected Increase in Distributions to Shareholders

~30%+ increase in distributions for MCC shareholders paid monthly vs. quarterly[1]



$ 0.40
$ 0.52
$ 0.12
$ 0.40
$ 0.64
$ 0.66
$ 0.02
$ 0.64
MCC Sep-2018 Annualized Dividend
Pro Forma Sierra Distribution (at 0.8050x MCC Exchange Ratio)
Sierra Sep-2018 Annualized Distribution
Pro Forma Sierra Distribution

Source: Management, MCC filings, Sierra filings
Note: Pro forma Sierra dividend based on estimate for the first year after close per Management.
1. There can be no assurances your dividend will increase and the Combined Company's distribution levels may not be as disclosed and may fluctuate.

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24 Potential Valuation Uplift from Internally - Managed Structure Source: Bloomberg, Capital IQ and IBES as of January 2, 2019 1. Historical trading of internally managed BDCs is not necessarily indicative of how the Combined Company will trade. There can be no assurances as to how the Combined Compa ny common stock will trade in comparison to its NAV. 2. Externally - managed BDCs include BKCC, CPTA, FDUS, GAIN, MRCC, OCSI, SUNS, TCRD, TPVG (defined as externally - managed BDCs in the Wells Fargo BDC Index with $500 million – 1 billion in total assets); Internally - managed BDCs include MAIN, HTGC (defined as internally - managed BDCs in the Wells Fargo BDC Index with more than $1 billion in assets). Internally - managed BDCs have historically traded at higher multiples than externally - managed BDCs, potentially indicating that the market may ascribe a valuation premium to the internally - managed structure 1 59.3% 63.3% 64.7% 5 Year 3 Year 1 Year Price / NAV Multiple Premium 2 (%)

Transaction Results in Increased Scale

Transaction would create the 2nd largest internally managed and the 9th largest publicly traded BDC

Assets ($ in millions)



Externally Managed BDCs
Internally Managed BDCs
Selected MCC Peers[2]
$12,255
$8,335
$6,199
$2,524
$2,522
$2,387
$2,148
$2,007
$1,936
$1,836
$1,823
$1,685
$1,665
$1,551
$1,343
$1,076
$1,068
$799
$742
$713
$675
$585
$558
$499
$494
$484
$439
ARCC
FSK
PSEC
MAIN
NMFC
AINV
CGBD
TSLX
PF Sierra[1]
GBDC
HTGC
TCPC
SLRC
OCSL
GSBD
PFLT
Sierra
BKCC
MCC
FDUS
GAIN
OCSI
TCRD
MRCC
CPTA
SUNS
TPVG

Anticipated Benefits From Scale

- **Greater ability to diversify by issuer and industry**
- **Better access to financing markets and counterparties**
- **Larger positions, without sacrificing concentration targets, allow for greater voting power across portfolio**

	ARCC	FSK	PSEC	MAIN	NMFC	AINV	CGBD	TSLX	PF Sierra[1]	GBDC	HTGC	TCPC	SLRC	OCSL	GSBD	PFLT	Sierra	BKCC	MCC	FDUS	GAIN	OCSI	TCRD	MRCC	CPTA	SUNS	TPVG
Market Cap	$6,599	$2,888	$2,323	$2,083	$973	$899	$802	$1,202	NA	$1,000	$1,087	$777	$820	$612	$759	$458	NA	$389	$185	$291	$309	$230	$202	$198	$118	$246	$275
Price / NAV	0.9 x	0.7 x	0.7 x	1.4 x	0.9 x	0.7 x	0.7 x	1.1 x	NA	1.0 x	1.1 x	0.9 x	0.9 x	0.7 x	1.0 x	0.9 x	NA	0.7 x	0.5 x	0.7 x	0.8 x	0.8 x	0.6 x	0.8 x	0.6 x	0.9 x	0.8 x
2019E NII / Price	11.0 %	14.6 %	13.7 %	7.6 %	11.1 %	15.0 %	13.6 %	11.1 %	NA	7.8 %	12.0 %	12.3 %	9.4 %	10.9 %	11.1 %	10.3 %	NA	13.3 %	10.6 %	12.7 %	6.9 %	8.6 %	17.4 %	15.4 %	13.8 %	9.2 %	13.6 %
2019E NII / NAV	10.0 %	10.0 %	9.3 %	10.4 %	10.4 %	9.8 %	9.9 %	12.4 %	NA	8.1 %	13.0 %	11.2 %	8.3 %	7.7 %	11.5 %	8.8 %	NA	9.5 %	5.6 %	9.2 %	5.3 %	6.7 %	10.7 %	11.5 %	8.0 %	8.4 %	11.1 %

Source: SNL Financial, Company Filings, Joint Proxy Statement/Prospectus

Note: Market data as of January 2, 2019. Financial data as of September 30, 2018. 2019E NII Data per IBES Consensus Estimates. MCC market cap and ADTV as of the undisturbed date August 3, 2018 prior to transaction announcement on August 9, 2018.

1. Estimates of Sierra's post-merger financial position are based on the publicly reported financial information of Sierra, MCC and MDLY as of September 30, 2018 (see Joint Proxy Statement/Prospectus).
2. Defined as externally-managed BDCs in the Wells Fargo BDC Index with $500 million–1 billion in total assets.

25

26 Improved Efficiency as Combined Company Source: Joint Proxy Statement/Prospectus, SNL Financial, Company Filings Note: Financial data as of September 30, 2018. Non - interest expenses represent the sum of base management fees, incentive fees a nd other expenses as a percentage of net assets attributable to common stock based on page 51 from the Joint Proxy Statement/Prospectus. Excludes interest expenses and acquired fund fees and expenses an d t he operating expenses of MDLY, which will not be consolidated on the Combined Company’s financial statements. Combined Company will have a more efficient, shareholder - friendly cost structure 6.9% 4.4 % MCC Standalone Pro Forma Sierra Non - Interest Expenses (% of Net Assets)

27 $ 0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $ 0 $3 $5 $8 $10 $13 $15 $18 $20 $23 $25 $28 $30 $33 $35 $38 $40 $43 CPTA MCC MRCC TCRD OCSI SUNS TPVG FDUS GAIN BKCC PFLT OCSL GSBD TCPC CGBD SLRC AINV Pro Forma NMFC GBDC HTGC TSLX MAIN PSEC ARCC Market Capitalization 1 Month Avg. Daily Trading Volume Market Cap Volume Transactions Offer Opportunity for Enhanced Liquidity Source: SNL Financial, Bloomberg L.P., Company Filings Note: Figures are in millions. Market data as of January 2, 2019. MCC market cap and ADTV as of the undisturbed date August 3, 2018 prior to transaction announcement on Augus t 9 , 2018. 1. There can be no assurances as to how the Combined Company’s common stock will actually trade and past trading of companie s w ith greater size and float than MCC is not necessarily indicative of any improvement of liquidity of trading of common stock as a result of the transaction. 2. Defined as externally - managed BDCs in the Wells Fargo BDC Index with $500 million – 1 billion in total assets. Larger BDCs have historically demonstrated better trading liquidity as seen through higher daily trading volumes 1 ($ in millions) Transaction creates single larger BDC with ~92% of shares in free float and $1.1 billion of NAV Selected MCC Peers 2

28 Combined Company is Well - Positioned for a Rising Rate Environment Pro Forma Combined Company NII increases by $6.7 million with every 100 bps increase in the base rate 1 Basis Point Change Pro Forma NII Change ($) (%) 2 + 100 $ 6.7 9.9% + 200 13.4 19.8 + 300 20.1 29.7 + 400 26.8 39.6 + 500 33.5 49.5 Source: Management, MCC filings. MCC, Sierra and MDLY estimates per Management Note: Assumes a parallel forward interest rate cure shift base on the portfolios as of September 30, 2018. 1. Income and dividend expectations are uncertain and there can be no assurance as to the extent of any income generated by the Combined Company or the level of any dividends to be paid , if any . 2. Percent change calculated against $67.6 million of annualized coimbined company NII (based on the Joint Proxy Statement/P ros pectus). ($ in millions)

29 Significant Governance Improvement Source: Joint Proxy Statement/Prospectus Multiple changes to corporate governance structure that enhance the influence of MCC shareholders x Greater Board Independence – Five out of the six directors on the board of the Combined Company will be independent . Currently, only four out of seven of MCC’s directors are independent x Lower Threshold for Calling Special Meetings – Special meetings for the Combined Company may be called upon the written request of stockholders entitled to cast not less than 10 % of all the votes entitled to be cast at such meeting . Currently at MCC, 25 % of all the outstanding shares entitled to vote at a special meeting is required x Lower Threshold for Bylaw Amendments – If Sierra’s Charter Amendment Proposal is approved, the bylaws may be amended by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter . Currently at MCC, 66 2 / 3 % of the capital stock entitled to vote is required x Internal Management – The Combined Company will be internally managed . Currently, MCC is externally managed - Internal management increases alignment and reduces the potential for conflicts of interest

Key Transaction Highlights

The combination of Sierra, MCC and MDLY will create a leading, publicly-traded internally managed BDC

MEDLEY
CAPITAL CORPORATION
+
SIERRA
INCOME CORPORATION
+
MEDLEY

1 Creates the 2nd largest internally managed and 9th largest publicly traded BDC[1]

- $2 billion of assets on balance sheet and ~$5 billion of AUM including third-party capital[2]

2 Creates a single, larger, diversified balance sheet

- Increased size and diversification with potential for broader access to financing markets and lower financing costs over time
- Lower non-accruals and safer, more diversified portfolio expected
- Simplified structure

3 Potential to increase liquidity for shareholders of Sierra, MCC and MDLY

- Single larger BDC with ~92% of shares in free float and expected $1.1 billion of NAV
- Sierra Common Stock to be listed on the NYSE at the time of closing

4 Expected to be accretive to Net Investment Income ("NII") per share for Sierra and MCC

- Expected to be 15.7% accretive for Sierra shareholders and 29.8% accretive to MCC shareholders and 18.5% accretive to MCC shareholders assuming flat MDLY earnings
- NII accretion expected to drive increased dividend and stronger dividend paying capacity than standalone MCC

5 Potential upside to future valuation as a result of internalization – operational efficiency from simplified structure

- Potential higher valuation multiples for internally versus externally-managed publicly traded BDCs based on observed price-to-NAV ratios over 1-, 3- and 5-year periods[1]
- Increased operational efficiency
- Asset management subsidiary has the potential to drive growth in NII and NAV over time

Source: Management, Joint Proxy Statement/Prospectus, MDLY 10-Q
1. SNL Financial as of January 2, 2019.
2. Estimates of Sierra's post-merger financial position are based on the Joint Proxy Statement/Prospectus.

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Appendix: Medley Platform Senior Secured Returns and Vehicle Track Record (based on performance data reflected in the public filings of MDLY)

Medley Platform Public and Private Vehicle Track Record

(based on performance data reflected in the public filings of MDLY)

($ in millions)

	Inception Date	Strategy		Geography	Vehicle Type	Number of Investments	Amount Invested	Realized Loss Rate[1]	Gross IRR	Net IRR
1st Lien Senior Secured Focus:										
MCC Senior Loan Strategy JV I LLC	2015	1st Lien	100.0%	United States	Private	113	$ 441	0.10%	9.5%[2]	8.6%[3]
Sierra Senior Loan Strategy JV I LLC	2015	1st Lien	100.0%	United States	Private	120	$ 559	0.13%	11.6%[2]	7.3%[3]
Medley Opportunity Fund III ("MOF III")[4]	2014	1st Lien	80.4%	United States	Private	45	$ 203	0.0%	10.5%[5]	5.8%[6]
		2nd Lien	8.1%							
		Other	11.5%							
Medley SBIC LP ("Medley SBIC")[7]	2013	1st Lien	75.3%	United States	Private	49	$ 472	1.77%	10.0%[5]	5.6%[8]
		2nd Lien	21.1%							
		Other	3.6%							
Sierra Income Corporation ("Sierra")[9]	2012	1st Lien	59.7%	United States	Public (BDC)	391	$ 2,293	1.41%	6.6%[10]	4.7%[11]
		2nd Lien	23.9%							
		Other	16.3%							
Separately Managed Accounts ("SMAs")[12]	2010	1st Lien	85.5%	United States	Private	211	$ 1,200	1.91%	7.6%[5]	6.2%[13]
		2nd Lien	3.7%							
		Other	10.8%							
Senior Secured and Subordinated:										
Medley Capital Corporation ("MCC")[14]	2011	1st Lien	58.4%	United States	Public (BDC)	230	$ 2,184	2.84%	5.9%[15]	1.6%[16]
		2nd Lien	25.9%							
		Other	15.7%							
Medley Opportunity Fund II ("MOF II")[17]	2010	1st Lien	62.1%	United States	Private	86	$ 963	2.43%	8.3%[5]	4.1%[6]
		2nd Lien	28.3%							
		Other	9.6%							

Source: Management

Notes:

- All figures are as of September 30, 2018 (unaudited).
- Data presented reflects the cumulative investment performance of each respective fund from inception through September 30, 2018.
- The data presented is estimated and unaudited.
- Past performance is not indicative of future results. Investors in any future Medley managed funds may experience a loss of their investment.
- Please see the important disclosures and footnotes located in this section.

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33 Medley Public and Private Vehicle Track Record Disclosures ( based on performance data reflected in the public filings of MDLY) 1. Annualized loss rate includes only those realized investments in which Medley experienced a loss of principal on a cumulative cash flow basis . Annualized loss rate is calculated by dividing (x) total invested capital by (y) the total realized proceeds as of the exit date, annualized over the investment period from the investment to date through the exit date of the investment . 2. Annualized Gross Return for the Senior Loan Strategy I and II represents the annualized investment income less financing expenses per share assuming investment at inception of the fund and liquidation of shares at investment cost per share as of the measurement date . 3. Annualized Net Return for the Senior Loan Strategy I and II (collectively referred to herein as the “ JVs ”) represents the annualized net return based on the dates of capital contributions and distributions and the ending net asset value as of the measurement date . The JVs are subsidiaries of Medley Capital Corporation (“MCC”) and Sierra Income Corporation (“Sierra”), respectively . Medley does not directly assess a management or incentive fee on the JV s . Rather, a management and incentive fee are assessed on MCC and Sierra based on their ownership interest in the JVs . 4. MOF III lends to middle market private borrowers in the U . S . , with a focus on providing senior secured loans . 5. Annualized Gross Return for MOF III, Medley SBIC, SMAs and MOF II represents the cumulative investment performance from inception of each respective fund through September 30 , 2018 . The Gross Internal Rate of Return includes both realized and unrealized investments and excludes the impact of base management fees, incentive fees and other fund related expenses . For realized investments, the investment returns were calculated based on the actual cash outflows and inflows for each respective investment and include all interest, principal and fee note repayments, dividends and transactions fees, if applicable . For unrealized investments, the investment returns were calculated based on the actual cash outflows and inflows for each respective investment and include all interest, principal and fee note repayments, dividends and transactions fees, if applicable . The investment return assumes that the remaining unrealized portion of the investment is realized at the investment’s most recent fair value, as calculated in accordance with GAAP . There can be no assurance that the investments will be realized at these fair values and actual results may differ significantly . 6. Annualized Net Return for MOF II and MOF III was calculated using the Gross Internal Rate of Return, as described in note 5 , and is net of all management fees and carried interest allocation since inception and was computed based on the actual dates of capital contributions and the ending aggregate partners’ capital at the end of the period . 7. Medley SBIC lends to small middle market private borrowers . 8. Earnings from Medley SBIC are paid to MCC . The Net Internal Rate of Return for Medley SBIC was calculated based upon i) the actual cash contribution and distributions to/from MCC and Medley SBIC ii) an allocable portion of MCC’s management and incentive fees and general fund related expenses and iii) assumes the NAV as of the measurement date is distributed to MCC . 9. Sierra primarily focuses on direct lending to middle market borrowers in the United States . 10. Annualized Gross Return for Sierra represents the annualized investment income less financing expenses per share assuming investment at inception of the fund in April 2012 and liquidation of shares at investment cost per share as of the measurement date . 11. Annualized Net Return for Sierra represents the annualized return assuming an investment at the initial public offering price, reinvestments of all dividends and distributions at prices obtained under Sierra’s distribution reinvestment plan and selling at the NAV as of the measurement date . 12. In the case of Medley’s SMAs, the investor, rather than Medley, may control the assets or investment vehicle that holds or has custody of the related investments . Certain subsidiaries of Medley LLC serve as the investment adviser for its SMAs . 13. Annualized Net Return for Medley’s SMAs was calculated using the Gross Internal Rate of Return, as described in note 5 , and includes the actual management fees, incentive fees and general fund related expenses . 14. MCC primarily focuses on direct lending to private middle market borrowers in the United States . 15. Annualized Gross Return for MCC represents the annualized investment income less financing costs per share assuming investment at inception of the fund in January 2011 and the liquidation of shares at investment cost per share as of the measurement date . 16. Annualized Net Return for MCC, including Medley SBIC, represents the annualized return assuming an investment at the initial public offering price, reinvestments of all dividends and distributions at prices obtained under MCC's dividend reinvestment plan and selling at NAV as of the measurement date . 17. MOF II lends to middle market private borrowers, with a focus on providing senior secured loans .